Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               February 10, 1999

Dear Fellow Shareholders:

I am pleased to report strong returns for the Clemente Global Growth Fund. The net asset value of the Fund increased +27.1% in the fourth quarter and maintained a gain of +26.0% for the year as a whole. The market price of the Fund's shares increased +36.4% for 1998, reflecting a continuing decrease in the discount which had been reduced to -11.3% by the end of the year. These results compare favorably with global indices and with other closed-end funds. For example, the Fund's benchmark FT-Actuaries World Index was up 20.85% in the fourth quarter and 20.94% for the year.

Major changes occurred at and immediately following the Fund's annual meeting in late September. Two dissident Board members were elected, defeating the incumbent Directors nominated by the Fund. In addition, three new Directors, including myself, were appointed to the Board. This action, coupled with the resignation of two Directors not standing for election, resulted in a Board consisting of a majority of non-incumbents. Subsequently, I was elected Chairman of the reconstituted Board.

The open-ending proposition presented to shareholders at the annual meeting was defeated, with a majority of the votes cast against such a restructuring of the Fund. Given this direction from the shareholders, the current Board is strongly committed to maximizing share value and to utilizing the characteristics of the closed-end structure to the benefit of all shareholders.

The major benefits of the closed-end structure to long-term shareholders are threefold: flexibility in managing fund assets, lower expenses, and performance enhancement through profiting from the discount.

FLEXIBILITY IN MANAGING FUND ASSETS. Unlike open-end funds, closed-end funds are not subject to cash flow disruptions caused by inflows or outflows of capital when shareholders redeem shares or buy new shares. This permits fund management to take a more long-term perspective on investments and may permit a more effective investment strategy. This may in turn produce higher long-term portfolio returns. In addition, cash can be raised to take advantage of anticipated market declines without fear that it will instead have to be used to satisfy the shareholder redemptions in open-end funds that normally accompany market reversals. Less liquid securities, such as other closed-end funds selling at discounts, can be placed in the fund's portfolio without fear that redemptions will require untimely sales to raise capital.

LOWER EXPENSES. Because closed-end funds need not conduct many of the shareholder related functions normally required of open-end funds, and do not have the same marketing and communication activities, costs can be better controlled. Since the Board composition changed last September, the Directors have found many ways to reduce expenses and are pursuing many more. We remain convinced that closed-end funds can be run more cost effectively than open-end funds and that these savings, along with the additional flexibility in managing fund assets, may well permit substantial additional returns to be realized over time as compared with equivalent open-end funds.

PROFITING FROM THE DISCOUNT. Closed-end funds often sell at discounts, at least part of the time. A fund that purchases its own shares at a discount benefits loyal, long-term shareholders in two ways. First, the

Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

net asset value is automatically increased at no additional risk. Second, the supply of shares available for sale at a discount is reduced and this creates price pressure which is likely to reduce the discount and enhance share value. While the extra liquidity may benefit shareholders who choose to sell their shares, the greatest value of an ongoing buyback program accrues to long-term shareholders.

Those who want to cash out would naturally prefer full net asset value immediately through open-ending or other means. Shareholders who view the fund as a long-term, tax efficient investment may be better off in a closed-end structure at a nominal or moderate discount which fluctuates. Allowing some exiting shareholders to receive full net asset value will reduce the returns of the remaining shareholders when compared with utilizing share buybacks at a discount. A majority of the shareholders have determined which approach they prefer. The Board is following their direction.

The Board and its Chairman remain committed to maximizing shareholder value and responding to the wishes of a majority of the shareholders. Thank you for your support.

Cordially yours,

/s/ Ron Olin
-----------------
Ron Olin
Chairman

                                               Clemente Global Growth Fund, Inc.
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                               SHARES/PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ----------------       -----
COMMON STOCK -- 96.2%

CANADA -- 1.6%
  Power Corporation of
    Canada  Ltd.               Diversified Financial
                                 Services...................          59,400       $ 1,283,956
                                                                                   -----------

FINLAND -- 4.0%
  Nokia Corp. ADR              Telecommunications
                                 Equipment..................          26,000         3,131,375
                                                                                   -----------

FRANCE -- 3.4%
  SANOFI                       Pharmaceuticals..............           8,400         1,383,456
  Suez Lyonnaise Des Eaux      Utilities....................           6,500         1,335,837
                                                                                   -----------
                                                                                     2,719,293
                                                                                   -----------

GERMANY -- 7.4%
  Bayerische Vereinsbank AG    Banking......................          21,000         1,645,432
  Porsche AG -- Preferred
    Shares                     Autos........................             990         2,258,754
  SAP AG                       Computer Services............           4,600         1,988,568
                                                                                   -----------
                                                                                     5,892,754
                                                                                   -----------

GREECE -- 1.9%
  Ergo Bank SA                 Banking......................          13,000         1,504,062
                                                                                   -----------

IRELAND -- 2.1%
  Bank of Ireland              Banking......................          75,637         1,685,992
                                                                                   -----------

ITALY -- 5.5%
  Banca Commerciale Italiana*  Banking......................         188,000         1,305,938
  INA                          Insurance....................         310,000           821,770
  Olivetti SPA                 Telecommunications Services..         600,000         2,097,772
  Unione Immobilaire SPA*      Real Estate..................         310,000           161,953
                                                                                   -----------
                                                                                     4,387,433
                                                                                   -----------

JAPAN -- 4.7%
  Honda Motor Co., Ltd.*       Autos........................          50,000         1,644,553
  Sony Corp.*                  Electronics..................          12,700           926,632
  TDK Corp.*                   Electronics..................          13,000         1,190,550
                                                                                   -----------
                                                                                     3,761,735
                                                                                   -----------

KOREA -- 4.7%
                               Telecommunications
  Korea Telecom Corporation*     Services...................             100             3,160
  Samsung Electronics          Electronics..................          32,889         2,207,253
  Samsung Heavy Industries     Ship Building................         267,813         1,523,406
                                                                                   -----------
                                                                                     3,733,819
                                                                                   -----------



SEE NOTES TO FINANCIAL STATEMENTS                                              3

Clemente Global Growth Fund, Inc.
SCHEDULE OF INVESTMENTS - CONTINUED                            DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SHARES/PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ----------------       -----
NETHERLANDS -- 3.9%
  Koninklijke Ahold N.V.       Retail.......................          45,900       $ 1,697,400
  Wolters Kluwer               Broadcasting/Publishing......           6,500         1,391,667
                                                                                   -----------
                                                                                     3,089,067
                                                                                   -----------

SPAIN -- 4.3%
  Argentaria Corp. BC          Banking......................          28,476           738,572
  Superdiplo*                  Retail.......................          46,000         1,296,974
  Vallehermoso S.A.            Real Estate..................          97,000         1,389,712
                                                                                   -----------
                                                                                     3,425,258
                                                                                   -----------

SWITZERLAND -- 5.8%
  Alusuisse-Lonza Holding AG   Multi-Industry...............           1,200         1,397,909
  Novartis AG                  Pharmaceutical...............             670         1,317,092
  Zurich Allied                Insurance....................           2,500         1,851,138
                                                                                   -----------
                                                                                     4,566,139
                                                                                   -----------

UNITED KINGDOM -- 5.7%
  Orange PLC*                  Telecommunications Services..          71,000           825,142
  Royal Bank of Scotland       Banking......................          72,000         1,150,025
  Sema Group PLC               Information Technology.......         114,000         1,120,975
                               Telecommunciations
  Vodafone Group                 Services...................          90,000         1,461,491
                                                                                   -----------
                                                                                     4,557,633
                                                                                   -----------

UNITED STATES -- 41.2%
  Air Products and Chemicals,
    Inc.                       Chemicals....................          33,000         1,320,000
  Airtouch Communications,     Telecommunications
    Inc.*                        Services...................          50,000         3,606,250
  Baxter International, Inc.*  Healthcare...................          27,000         1,736,438
  Cisco Systems, Inc.*         Computer Services............          49,500         4,594,219
                               Energy and Equipment
  Halliburton Co.                Services...................          27,000           799,875
  Health Managment Assoc.,
    Inc.*                      Healthcare...................         112,500         2,432,813
  Home Depot, Inc.             Retail.......................          63,000         3,854,813
  Illinois Tool Works, Inc.*   Machinery/Manufacturing......          27,600         1,600,800
  Intel Corp.                  Semiconductors...............          14,500         1,719,156
                               Telecommunications
  MCI Worldcom, Inc.*            Services...................          48,400         3,472,700
  Network Associates*          Computer Services............          22,500         1,490,624
  Pepsico, Inc.                Food & Beverages.............          18,500           757,344
  Protective Life Corp.        Insurance....................          36,400         1,449,175
  Sungard Data Systems, Inc.*  Computer Services............          60,000         2,381,250
  Suntrust Banks, Inc.*        Banking......................          20,000         1,530,000
                                                                                   -----------
                                                                                    32,745,457
                                                                                   -----------
         TOTAL COMMON STOCK (COST $43,710,573)..............                        76,483,973
                                                                                   -----------

4                                              SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
SCHEDULE OF INVESTMENTS - CONTINUED                            DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TIME DEPOSIT -- 3.8%
  Republic National Bank
                                                               SHARES/PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ----------------       -----
    4.00% 01/04/99 (Cost $3,037,000)........................       3,037,000       $ 3,037,000
                                                                                   -----------

TOTAL INVESTMENTS (Cost $46,747,573)** -- 100%..............                       $79,520,973
                                                                                   ===========

ADR        American Depository Receipts
*          Non-Income Producing Security
**         Summary of Total Investments:

                                                      COST             VALUE
                                                   -----------      -----------
           Common Stock......................      $43,710,573      $76,483,973
           Short-Term Instruments............        3,037,000        3,037,000
                                                   -----------      -----------
           Total Investments.................      $46,747,573      $79,520,973
                                                   ===========      ===========

SEE NOTES TO FINANCIAL STATEMENTS                                              5

Clemente Global Growth Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
Investments at value (Cost $46,747,573).....................  $79,520,973
Cash........................................................          764
Dividends receivable........................................      111,560
Other assets................................................        6,580
                                                              -----------
    Total Assets............................................   79,639,877
                                                              -----------
LIABILITIES
Payable for shares bought back by Fund......................       64,050
Investment advisory fee payable.............................      261,323
Administrative services fee payable.........................        9,530
Accrued expenses............................................      244,544
                                                              -----------
    Total Liabilities.......................................      579,447
                                                              -----------
NET ASSETS..................................................  $79,060,430
                                                              ===========
Net assets consist of:
  Common stock, $0.01 par (authorized 25,000,000 shares and
    6,010,000 shares issued, 5,444,100 shares outstanding of
    common stock)...........................................  $    54,441
  Paid-in Capital...........................................   53,215,402
  Cost of 565,900 shares held in treasury...................   (5,749,232)
  Accumulated net investment loss...........................     (248,482)
  Accumulated net realized loss on investments..............     (987,131)
  Net unrealized appreciation of investments and translation
    of net assets denominated in foreign currencies.........   32,775,432
                                                              -----------
Net Assets..................................................  $79,060,430
                                                              ===========
Net Asset Value Per Share
  ($79,060,430 divided by 5,444,100 shares of common
    stock)..................................................  $     14.52
                                                              ===========

6                                             SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
STATEMENT OF OPERATIONS                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $41,882).........  $   767,116
  Interest..................................................      139,982
                                                              -----------
    Total income............................................      907,098
                                                              -----------
EXPENSES
  Investment advisory fee...................................      586,981
  Custodian fees and expenses...............................      119,704
  Administrative services fee...............................      111,700
  Legal fee.................................................      278,467
  Directors fees and expenses...............................       63,000
  Audit fee.................................................       59,000
  Registration expenses.....................................       18,000
  Printing..................................................       41,176
  Transfer agency services..................................       10,492
  Insurance expense.........................................        3,715
  Miscellaneous.............................................      129,853
                                                              -----------
    Total operating expenses................................    1,422,088
                                                              -----------
Net investment loss.........................................     (514,990)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions...................................     (987,131)
  Foreign currency transactions.............................      (20,906)
Net change in unrealized appreciation (depreciation) on:
  Investment transactions...................................   17,534,358
  Translation of other assets and liabilities denominated in
    foreign currency........................................        2,033
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   16,528,354
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $16,013,364
                                                              ===========

SEE NOTES TO FINANCIAL STATEMENTS                                             7

Clemente Global Growth Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  YEAR           YEAR
                                                                 ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
Operations:
  Net investment loss.......................................  $  (514,990)   $  (314,475)
  Net realized gain (loss) on:
    Investment transactions.................................     (987,131)     7,014,674
    Foreign currency transactions...........................      (20,906)      (222,666)
  Net change in unrealized appreciation (depreciation) on:
    Investment transactions.................................   17,534,358      7,164,743
    Translation of other assets and liabilities denominated
     in foreign currency....................................        2,033         (1,078)
                                                              -----------    -----------
Net increase in net assets resulting from operations........   16,013,364     13,641,198
                                                              -----------    -----------
Distribution to shareholders from:
  Net realized gain on investments..........................           --     (5,210,714)
                                                              -----------    -----------
Capital share transactions:
  Shares repurchased........................................   (4,903,683)            --
                                                              -----------    -----------
Total increase in net assets................................   11,109,681      8,430,484
                                                              -----------    -----------
NET ASSETS:
  Beginning of period.......................................   67,950,749     59,520,265
                                                              -----------    -----------
  End of period.............................................  $79,060,430    $67,950,749
                                                              ===========    ===========

8                                             SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------
                                                           1998         1997         1996         1995         1994
                                                          -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................  $ 11.53      $ 10.10      $ 10.65      $ 10.73      $ 12.36
                                                          -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............................    (0.09)       (0.05)       (0.03)          --        (0.03)
Net realized and unrealized gains (losses) on
  investments, foreign currency holdings and other
  assets and liabilities denominated in foreign
  currencies............................................     2.96         2.36         0.41         0.42        (0.64)
                                                          -------      -------      -------      -------      -------
Net increase (decrease) from investment operations......     2.87         2.31         0.38         0.42        (0.67)
                                                          -------      -------      -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Distribution from net investment income...............       --           --           --           --           --
  Distribution from net realized capital and currency
    gains...............................................       --        (0.88)       (0.93)       (0.50)       (0.96)
                                                          -------      -------      -------      -------      -------
TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       --        (0.88)       (0.93)       (0.50)       (0.96)
                                                          -------      -------      -------      -------      -------
SHARES REPURCHASED
  Effect of Shares Repurchased..........................     0.12           --           --           --           --
                                                          -------      -------      -------      -------      -------
Increase (decrease) in net asset value..................     2.99         1.43        (0.55)       (0.08)       (1.63)
                                                          -------      -------      -------      -------      -------
Net asset value, end of period..........................  $ 14.52      $ 11.53      $ 10.10      $ 10.65      $ 10.73
                                                          =======      =======      =======      =======      =======
PER SHARE MARKET VALUE, END OF PERIOD...................  $12 7/8      $9 7/16      $ 7 1/2      $ 8 3/8      $ 8 1/2
                                                          =======      =======      =======      =======      =======
TOTAL INVESTMENT RETURN*................................    36.42%       37.62%        0.64%        4.59%      (15.91)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)......................  $79,060      $67,951      $59,520      $62,781      $63,216
Ratios to average net assets:
  Operating expenses....................................     1.91%        1.74%        1.53%        1.58%        1.75%
  Net investment income (loss)..........................    (0.69)%      (0.46)%      (0.25)%      (0.02)%      (0.25)%
Portfolio turnover......................................    50.39%       81.56%      120.66%       84.98%       81.73%

------------------
* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

SEE NOTES TO FINANCIAL STATEMENTS                                             9

Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS                                 DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Clemente Global Growth Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987, as a closed-end, diversified management investment company. The Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente Capital, Inc. (the "Investment Adviser") on June 9, 1987.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities traded on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the primary exchange on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated as follows into U.S. dollars on the following basis:

      (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities other than investments in securities at the end of the period, resulting from changes in the foreign exchange rate.

TAXES: No provision for Federal income tax is required since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the

10                                             SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                      DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

At December 31, 1998, the Fund had a capital loss carryover in the amount of $987,131, which is available as a reduction of future net capital gains realized through 2006.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1998, $20,906 of net realized foreign currency loss was reclassified to net investment loss and the total net investment loss of $289,903 was reclassified to capital. Net foreign currency losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of $33,833 during fiscal 1998. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING PRINCIPLES: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS -- The Fund pays to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

SEE NOTES TO FINANCIAL STATEMENTS                                            11

Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                      DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

         PERCENTAGE POINT
        DIFFERENCE BETWEEN
        PERFORMANCE OF FUND                   ADJUSTMENT       FEE AS
          AND % CHANGE IN            BASIC   TO BASIC FEE     ADJUSTED       MONTHLY
        FT-ACTUARIES INDEX            FEE    (ANNUALIZED)   (ANNUALIZED)     FEE RATE
-----------------------------------  -----   ------------   ------------   ------------
         +10% or greater               1%       +.50 %         1.50 %      1/12 x 1.50%
          +9                           1        +.40           1.40        1/12 x 1.40
          +8                           1        +.30           1.30        1/12 x 1.30
          +7                           1        +.25           1.25        1/12 x 1.25
          +6                           1        +.20           1.20        1/12 x 1.20
          +5                           1        +.15           1.15        1/12 x 1.15
          +4                           1        +.10           1.10        1/12 x 1.10
          +3                           1        +.075          1.075       1/12 x 1.075
          +2                           1        +.05           1.05        1/12 x 1.05
          +1                           1        +.025          1.025       1/12 x 1.025
           0                           1         .00           1.00        1/12 x 1.00
          -1                           1        -.025           .975       1/12 x  .975
          -2                           1        -.05            .95        1/12 x  .95
          -3                           1        -.075           .925       1/12 x  .925
          -4                           1        -.10            .90        1/12 x  .90
          -5                           1        -.15            .85        1/12 x  .85
          -6                           1        -.20            .80        1/12 x  .80
          -7                           1        -.25            .75        1/12 x  .75
          -8                           1        -.30            .70        1/12 x  .70
          -9                           1        -.40            .60        1/12 x  .60
         -10            or greater     1        -.50            .50        1/12 x  .50

In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index.

                                               Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                      DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pursuant to a U.S. Advisory Agreement (the "New Agreement") among the Fund, the Investment Adviser and Wilmington Trust Company, an indirect affiliate of the Investment Adviser ("Wilmington Trust"), dated May 29, 1997, Wilmington Trust manages the U.S. portion of the Fund's portfolio subject to the supervision of the Board of Directors. Under the terms of the New Agreement, the Investment Adviser has agreed to pay Wilmington Trust a monthly fee at the rate of 25% of the net fees payable to the Investment Adviser. The fee paid to Wilmington Trust by the Investment Adviser amounted to $146,745 for the year ended December 31, 1998.

The Fund incurred $586,981 in investment advisory fees for the year ended December 31, 1998, which represents a 20% reduction from the Basic Fee of 1%. Pursuant to an Administration and Accounting Services Agreement (the "Administration and Accounting Services Agreement") with the Fund dated January 20, 1998, PFPC Inc. ("PFPC" or "the Administrator") serves as the Fund's administrator and accounting agent. Under the Administration and Accounting Services Agreement, PFPC generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. PFPC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports. Prior to January 20, 1998, Rodney Square Management Corp., a wholly owned subsidiary of Wilmington Trust Company and an indirect affiliate of the Investment Adviser, served as the Fund's administrator and accounting agent providing the same services as listed above.

PFPC provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Fund has agreed to pay a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets subject to a minimum fee of $65,000 per annum. For the year ended December 31, 1998, the Administrator earned fees in the amount of $111,700.

Certain directors and officers of the Fund are also directors and officers of the Investment Adviser or Wilmington Trust Company. Each unaffiliated director receives an annual fee of $8,000 plus $500 for every meeting attended, together with a reimbursement of out of pocket expenses. The Fund incurred fees totaling $278,467 for the year ended December 31, 1998, for legal services to a law firm of which the Fund's Secretary is a partner.

NOTE 3. PORTFOLIO SECURITIES -- Purchases and sales of securities, other than short-term investments, for the year ended December 31, 1998 were $36,492,638 and $44,687,974, respectively.

For Federal income tax purposes, the cost of securities owned at December 31, 1998, was $46,747,573 and the net unrealized appreciation of investments was $32,773,400. Net unrealized appreciation was composed of gross appreciation of $33,171,378 for those investments having an excess of value over cost, and gross depreciation of $397,978 for those investments having an excess of cost over value.

NOTE 4. CAPITAL STOCK -- There are 25 million shares of $.01 par value common stock authorized. Of the 5,444,100 shares outstanding at December 31, 1998, the Investment Adviser owned 10,000 shares.

A Director of the Fund owns or controls either directly or indirectly 1,305,553 or 24% of the outstanding shares of the Fund with an aggregate market value of $16,808,995 at December 31, 1998.

Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                      DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE 5. OTHER MATTERS -- The Fund, in its ordinary course of business, invests in companies and emerging markets which may entail additional risks due to the potential political and economic instability of certain countries, the risks of restriction of repatriation, expropriation, nationalization or confiscatory taxation and the relative price volatility and liquidity of such emerging markets.

NOTE 6. SHARE REPURCHASE PROGRAM -- On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 1998, the Fund repurchased 448,300 shares or 7.6% of its Common Stock at an average price per share of $10.88 and an average discount of 11.70% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                                               Clemente Global Growth Fund, Inc.
REPORT OF INDEPENDENT ACCOUNTANTS                              DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Clemente Global Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clemente Global Growth Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, PA
February 8, 1999

Clemente Global Growth Fund, Inc.
DIVIDEND REINVESTMENT PLAN (UNAUDITED)                        DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clemente Global Growth Fund, Inc. (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. American Stock Transfer & Trust Company acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose share are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the date for the dividend or distribution (the "Valuation Date"), equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of all the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, the Agent will buy shares on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholders has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

DIRECTORS AND OFFICERS
 RONALD G. OLIN, Chairman and Director
 LEOPOLDO M. CLEMENTE, JR., Vice Chairman,
 President and Director
 GARY A. BENTZ, Director
 RALPH W. BRADSHAW, Director
 PHILLIP GOLDSTEIN, Director
+GERALD HELLERMAN, Director
 THOMAS H. LENAGH, Director
 SAM NAKAGAMA, Director
+G. PETER SCHIEFERDECKER, Director
 WILLIAM H. BOHNETT, Secretary
 THOMAS J. PRAPAS, Treasurer
 MARIA DISTEFANO, Assistant Secretary
------------------------------------------------------------------------------
+Members of Audit Committee
------------------------------------------------------------------------------
EXECUTIVE OFFICES -- 152 W. 57th Street, New York, NY 10019 (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com. For shareholder inquiries, please call 1-800-937-5449)
INVESTMENT ADVISERS --
 Clemente Capital, Inc.
 Wilmington Trust Company
ADMINISTRATOR -- PFPC Inc.
TRANSFER AGENT AND REGISTRAR --
 American Stock Transfer & Trust Company
CUSTODIAN --
 Brown Brothers Harriman & Co.
LEGAL COUNSEL --
 Fulbright & Jaworski L.L.P.
INDEPENDENT ACCOUNTANTS --
 PricewaterhouseCoopers LLP

SUMMARY OF GENERAL INFORMATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
THE FUND
Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN
Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

   This report is transmitted to the shareholders of Clemente Global Growth Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                                 Clemente Global
                                Growth Fund, Inc.



                                  ANNUAL REPORT
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                DECEMBER 31, 1998